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                                                                    Exhibit 4.1

NUMBER CS-"CERTIFICATENUMBER"                           *"NUMBEROFSHARES"*SHARES
                                   ETOYS INC.
                             A DELAWARE CORPORATION

     THIS CERTIFIES THAT "StockholderName" is the record holder of "SharesWrittenOut" ("NumberOfShares") shares of Common Stock of eToys Inc., a Delaware corporation, transferable only on the share register of said corporation by the holder, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

     This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of said corporation and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents.

     A statement of all of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights may be obtained by any stockholder upon request and without charge, at the principal office of the corporation, and the corporation will furnish any stockholder, upon request and without charge, a copy of such statement.

     WITNESS the Seal of the corporation and the signatures of its duly authorized officers this "Day" day of "Month", "Year".



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          , Secretary                                                , President
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FOR VALUE RECEIVED _____________________________________ HEREBY SELL, ASSIGN
AND TRANSFER
UNTO__________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________, ______

IN PRESENCE OF _______________________________________________________________
______________________________________________________________________________

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


                                  -----------------------------
                                         (Stockholder)